INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES [Abstract]
INCOME TAXES
NOTE 9 - INCOME TAXES

A.	Law for the Encouragement of Capital Investments - 1959

Part of the Company's investment in equipment has received approvals in accordance with the Law for the Encouragement of Capital Investments, 1959 ("Approved Enterprise" status) in three separate investment plans. The Company has chosen to receive its benefits through the "Alternative Benefits" track, and, as such, is eligible for various benefits. These benefits include accelerated depreciation of fixed assets used in the investment program, as well as a full tax exemption on undistributed income in relation to income derived from the first plan for a period of 4 years and for the second and third plans for a period of 2 years. Thereafter a reduced tax rate of 25% will be applicable for an additional period of up to 3 years for the first plan and 5 years for the second and third plans, commencing with the date on which taxable income is first earned but not later than certain dates.  The first and second plan benefit periods have already expired. The benefit period of the third plan have not yet commenced.

The period in which the Company is entitled to the abovementioned tax benefits is limited to seven years from the first year that taxable revenues are generated, and such benefits must be utilized within 12 years from the year that operation (as defined) of the approved enterprise commences, or 14 years from the year the approval is granted, whichever is earlier.

In the case of foreign investment of more than 25%, the tax benefits are extended to 10 years, and in the case of foreign investment ranging from 49% to 100% the tax rate is reduced on a sliding scale to 10%. The benefits are subject to the fulfillment of the conditions of the letter of approval.

On April 1, 2005, an amendment to the Investment Law came into effect ("the Amendment") and has significantly changed the provisions of the Investment Law. The Amendment limits the scope of enterprises which may be approved by the Investment Center by setting criteria for the approval of a facility as a Privileged Enterprise, such as provisions generally requiring that at least 25% of the Privileged Enterprise's Income will be derived from export. Additionally, the Amendment enacted major changes in the manner in which tax benefits are awarded under the Investment Law so that companies no longer require Investment Center approval in order to qualify for tax benefits. However, the Investment Law provides that terms and benefits included in any certificate of approval already granted will remain subject to the provisions of the law as they were on the date of such approval. Therefore, the Israeli companies with Approved Enterprise status will generally not be subject to the provisions of the Amendment.

As a result of the amendment, tax-exempt income generated under the provisions of the new law, will subject the Company to taxes upon distribution or liquidation.

In 2011, based on Company investments in property and equipment in the years 2009 and 2008, the Company submitted a request to approve a new plan (fourth plan) as a Privileged Enterprise in accordance with the Amendment to the Investment Law.  The commencing year was 2010. The expected expiration year is 2021.

The above tax benefits are conditioned upon fulfillment of the requirements stipulated by the aforementioned law and the regulations promulgated there under, as well as the criteria set forth in the certificates of approval. In the event of failure by the Company to comply with these conditions, the tax benefits could be canceled, in whole or in part, and the Company would be required to refund the amount of the canceled benefits, plus interest and certain inflation adjustments.

The income of the Company that is not derived from assets, which are eligible for reduced taxation benefits, as described above, is taxed at the statutory rate for Israeli companies (see F below).

In the event of distribution by the Company of a cash dividend out of retained earnings that were tax exempt due to its approved enterprise status, the Company would have to pay a 25% corporate tax on the income from which the dividend was distributed. A 15% withholding tax may be deducted from dividends distributed to the recipients.

Up to date, the Company has not had earnings attributable to Approved Enterprise programs.

On January 6, 2011 an amendment to the Law for the Encouragement of Capital Investment-1959 (the "Law") was published. The amendment has a substantial effect on the current provisions of the Law. The followings are the major changes in the amendment:

1.	A company located in Preferred Area A can file for both grants and tax benefits.

2.	The requisites for benefits were changed with most significant change is that the Minimum investment requirement was removed. In addition the definition of Approved entity was changed.

3.	The income attribution based on revenues was cancelled, the result is that Approved entity would be taxable on its' entire income at a fixed rate.

4.	Tax exemption was cancelled.

5.	Dividend payable from preferred income would be tax exempt.

6.	The Grant Rate out of the approved investment would be up to 24%.

The Tax rates applicable to Approved Industrial Enterprise would be 6% and 12% for those located in Preferred Area A or elsewhere, respectively, with effectiveness for the taxable year of 2015 and onwards. Prior to 2015 the following tax rates will be applicable:

For the years 2011-2012, 10% and 15% respectively and for the years 2013-2014, 7% and 12.5% respectively.

B.	Law for the Encouragement of Industry (Taxation), 1969

The Company is an "Industrial Company" under the Law for the encouragement of Industry (Taxation), 1969 and, therefore, is entitled to certain tax benefits, mainly accelerated rates of depreciation.

C.	Deferred Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company and its subsidiary deferred tax assets are as follows:

	As of December 31,
	2 0 1 1	2 0 10

Israel net operating loss carry-forwards (*)	$6,231	$7,170
U.S. net operating loss carry-forwards	-	29
Temporary differences relating to reserve and allowances	1,709	1,413
Total net deferred tax asset before valuation allowance	7,940	8,612
Valuation allowance	(5,440)	(8,612)
Net deferred tax asset	$2,500	$-

(*)       Deferred taxes were calculated based on effective tax rates.

Under ASC 740-10, deferred tax assets are to be recognized for the anticipated tax benefits associated with net operating loss carry-forwards and deductible temporary differences; unless it is more-likely-than-not that some or all of the deferred tax assets will not be realized. The adjustment is made by a valuation allowance. Since the realization of the net operating loss carry-forwards and deductible temporary differences in 2010 and 2009 was not considered more likely than not, a valuation allowance has been established for the full amount of the tax benefits.

C.	Deferred Taxes

For 2011, based on historical taxable income from continuing operations and projections for future taxable income the Company determined that it is more likely than not that some of its deferred tax assets are expected to be realized, and reversed part of the valuation allowance. The reversal of the valuation allowance and other adjustments to the deferred tax assets resulted in the recognition of tax benefit of $2,500 in 2011.

The Company has accumulated losses for Israeli income tax purposes as of December 31, 2011, 2010 and 2009 in the amount of approximately $25,000, $60,000 and $78,000, respectively. These losses may be carried forward and offset against taxable income in the future for an indefinite period.

D.	Tax Reconciliation

The following is a reconciliation of the theoretical tax expense, assuming that all income is taxed at the ordinary statutory average corporate tax rate in Israel and the actual tax expense in the statement of operations, is as follows:

	Year Ended December 31,
	2011	2010	2009
Net income before taxes	$25,618	$22,175	$2,631

Theoretical tax expenses	6,148	5,544	684

Permanent differences, including difference between the basis of measurement of income reported for tax purposes and the basis of measurement of income for financial reporting purposes - net	36	117	63
Deferred taxes on carryforward tax losses for which valuation allowance was provided	(3,731)	-	-
Change in valuation allowance	(4,881)	(5,609)	(783)
Other	(72)	(52)	36
	(8,648)	(5,544)	(684)
Actual tax expense (benefit)	$(2,500)	$-	$-

E.	Effective Tax Rates

The Company's effective tax rates differ from the statutory rates applicable to the Company for all years presented due primarily to its  tax losses carry-forward.

F.	Tax Assessments

The Company has either received final tax assessments or the applicable statute of limitations rules have become effective through tax year 2007. One subsidiary received final tax assessments through tax year 2007. The other subsidiaries did not receive final tax assessments since their incorporation.

G.	Uncertain Tax Positions

The taxation of the Company's business is subject to the application of multiple and sometimes conflicting tax laws and regulations as well as multinational tax conventions. The application of tax laws and regulations is subject to legal and factual interpretation, judgment and uncertainty. Tax laws themselves are subject to change as a result of changes in fiscal policy, changes in legislation and the evolution of regulations and court rulings. Consequently, taxing authorities may impose tax assessments or judgments against the Company that could materially impact its tax liability and/or its effective income tax rate.

H.	Income from other sources in Israel

Income not eligible for benefits under the Approved Enterprise Law mentioned in a. above is taxed at the corporate tax rate of 26% in 2009, 25% in 2010 and 24% in 2011. On December 6, 2011, the "Tax Burden Distribution Law" Legislation Amendments (2011) was published in the official gazette, under which the previously approved gradual decrease in corporate tax was cancelled. The corporate tax rate increased to 25% from 2012.